UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 22, 2013

LUCID, INC.

(Exact name of registrant as specified in its charter)

New York	001-35379	16-1406957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

95 Methodist Hill Drive, Suite 500, Rochester, NY	14623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (585) 239-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 27, 2013, Lucid, Inc. operating as Caliber Imaging & Diagnostics, a New York corporation (“Caliber I.D.” or the “Company”), filed a Current Report on Form 8-K (the “Original Report”) to disclose that it had entered into a strategic advisory agreement with H.C. Wainwright & Co., LLC (“H.C. Wainwright”) designed to benefit the growth of Caliber I.D. as it continues to develop its business through a variety of channels (the “Agreement”). The Company is filing this Form 8-K/A as an amendment and update to the Original Report to disclose the issuance of Common Stock Purchase Warrants (the “Warrants”) to purchase up to an aggregate of 2,125,000 shares of Caliber I.D.’s common stock (the “Warrant Shares”). The Warrants were issued to H.C. Wainwright and certain of its officers and employees. All other information described in the Original Report remains unchanged.

Item 1.01. Entry Into a Material Definitive Agreement.

On September 30, 2013, in connection with the Agreement, the Company issued Warrants to H.C. Wainwright & Co. and certain of its officers and employees to purchase up to an aggregate of 2,125,000 shares of Caliber I.D.’s common stock (the “Warrant Shares”).

The Warrants are exercisable at a price of $1.00 per share and expire on March 30, 2019. The exercisability of these Warrants shall vest as follows:

1.	1/3 effective on September 30, 2013 (the “Initial Exercise Date”).

2.	Until fully vested so long as the Agreement has not been terminated prior to such date, 1/3 upon each of (i) a capital raise of at least $4,000,000, (ii) strategic partnership, (iii) the six months and one day anniversary of the Initial Exercise Date and (iv) the 12 month anniversary of the date of the Initial Exercise Date.

3.	Automatic 100% vesting in the event of (a) a sale of the Company (by merger or a sale of substantially all assets) prior to termination of the Agreement or (b) a transaction resulting in a change in greater than 33% of the existing outstanding equity securities of the Company.

The description of the Warrants above does not purport to be complete and is qualified in entirety by reference to the full text of the form of the Common Stock Purchase Warrant which is attached as Exhibit 4.1 to this Form 8-K/A and incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities.

The discussion of the Warrants in Item 1.01 above is incorporated into this Item 3.02 by reference. The Warrants and the Warrant Shares were offered and sold by the Company pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(2) and/or Regulation D promulgated thereunder, as a transaction not involving a public offering.

Item 9.01.  Exhibits.

(d) Exhibits.

4.1          Form of Common Stock Purchase Warrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCID, INC.

Date: October 3, 2013	By:	/s/ Richard J. Pulsifer
Richard J. Pulsifer
Chief Financial Officer